Exhibit 99.1

Fortune Brands Announces Third Quarter Results

DEERFIELD, Ill.--(BUSINESS WIRE)--October 24, 2008--Fortune Brands, Inc. (NYSE: FO):

  Results Achieve Targeted Earnings Range
  Sales Gains for Jim Beam, Maker’s Mark, Courvoisier, Titleist and Master Lock Benefit Results
  Significant Progress in Quarter Positioning Spirits Business for Future Growth

Fortune Brands, Inc. (NYSE: FO), the company behind leading consumer brands including Jim Beam, Titleist and Moen, today reported results for the third quarter of 2008. In an increasingly challenging economic environment, sales growth for brands including Jim Beam, Maker’s Mark, Courvoisier, Titleist and Master Lock, plus productivity initiatives and cost controls, helped the company deliver results within its previously announced earnings target range. Reflecting the benefit of a net gain due to previously announced one-time items, reported earnings per diluted share increased 66% to $2.21 for the quarter. Excluding one-time items, diluted EPS from continuing operations was $1.11, down 17%. Net sales were off 10% at $1.92 billion.

“Despite the adverse impact of the sustained U.S. housing correction, the global credit crisis, and weakening consumer confidence, we delivered on our third-quarter earnings target and also made significant progress positioning Fortune Brands for future growth,” said Bruce Carbonari, chairman and chief executive officer of Fortune Brands.

Spirits results in the quarter benefited from the timing of shipments in the United States, higher pricing, and favorable product mix, partly offset by the continued adverse impact of the excise tax increase in Australia on ready-to-drink spirits products. Despite softer-than-anticipated conditions in the home products market, Moen, Master Lock and the company’s cabinetry brands continued to gain share. Double-digit sales gains for the company’s golf brands in key Asian markets partly offset soft U.S. and European demand for golf products.

Focus on Winning in the Marketplace

“As we carefully manage through the current environment, we remain focused on managing our costs, generating cash flow and maintaining a strong balance sheet,” Carbonari said. “We’re continuing to contain costs and protect operating margins through productivity initiatives and by aligning manufacturing capacity with marketplace conditions, including further capacity reductions in home products.”

“At the same time, our teams across Fortune Brands remain focused on outperforming our markets, and we believe challenging times provide opportunities to gain competitive advantage and win profitable market share. To capitalize on these opportunities in the current environment, we’re very carefully targeting investments to build our brands through development of new products, new markets and expanded customer relationships. These initiatives are paying off in several ways. For example, we’re driving revenue growth for our major premium spirits brands that outpaces case volume growth, we’re fueling double-digit growth in key emerging markets for brands in each of our businesses, and we’ve developed a tremendous lineup of new golf products.”

Significant Third-Quarter Progress in Spirits Business

“In the third quarter, we also made significant progress to proactively position Fortune Brands for future growth,” Carbonari continued. “Most notably, we efficiently unwound our spirits partnership with V&S Group on very favorable terms: We repurchased the minority interest in our spirits business at an attractive valuation; we received a $230 million pre-tax payment from Pernod Ricard to accelerate the end of our U.S. distribution joint venture with the V&S brands; we established our new spirits sales and distribution platform in the U.S. and globally; and we acquired Cruzan Rum at an attractive price, giving us an excellent position in a growing premium category. Taken together, these moves enable our highly profitable spirits business to look to the future with more clarity, a simpler sales structure, and prospects for strong long-term growth.”

For the third quarter of 2008:

  Net income was $335.9 million, or $2.21 per diluted share, up 66% from $1.33 per share in the year-ago quarter.
--	Comparisons were impacted by the following items: a gain of $0.94 per diluted share related to the early termination of the U.S. spirits distribution joint venture with V&S Group; a gain of $0.29 per diluted share to recognize the remaining unamortized gain from V&S's initial investment in the joint venture; a charge of $0.17 per diluted share to write down the value of the company's investment in the Maxxium international joint venture; restructuring and restructuring-related items amounting to $0.16 per diluted share; and income from discontinued operations of $0.20 per diluted share.

  Excluding one-time items in both the current and prior-year periods, diluted EPS before charges/gains from continuing operations was $1.11, down 17% from $1.34 in the year-ago quarter.
--	These results were within the company's target range for diluted EPS before charges/gains to be down at a mid-teens-to-mid-20s percentage rate.

  Net sales from continuing operations were $1.92 billion, down 10%.
--	On a comparable basis, excluding excise taxes and foreign exchange, total net sales would have been down 12%.

  Operating income was $254.8 million.
  Return on equity before charges/gains was 12%.
  Return on invested capital before charges/gains was 8%.

“We’re pleased that during the third quarter we increased the dividend 5%, the 12th consecutive annual increase since we began trading as Fortune Brands,” Carbonari added.

Outlook for Fourth Quarter and Full Year

“It’s clear the current economic environment will present near-term challenges as consumers navigate the global credit crisis and as the U.S. housing correction continues,” Carbonari said. “Consumers are taking a very cautious approach, especially to big-ticket discretionary purchases such as major remodeling projects. Even so, we’ll benefit from the fact that nearly 60% of our profits now come from the relatively stable distilled spirits category. We have powerful brands, great new products in the marketplace, and proactive share-gain and productivity initiatives across categories that will continue to serve us well in this environment.

“In the fourth quarter, results for our spirits business will reflect the one-time impact of a strategic initiative related to building our new route to market in the U.S. Associated with the enhanced U.S. sales organization established earlier this month, our spirits business is introducing a new distributor partnership program to further improve our service and add value for our distributors. As part of this program, we’re implementing a new inventory management model that will rely on leaner and more consistent U.S. distributor inventory levels going forward. While lower year-over-year distributor inventories will result in a one-time adverse operating income comparison in the fourth quarter, we believe supporting faster inventory turns for our U.S. distributor partners creates valuable efficiencies for them and for us, and will further improve our competitive position in our largest market.

“Given that the current economic environment has become more challenging and uncertain than anyone had anticipated, we are approaching our earnings targets with caution,” Carbonari said. “For the fourth quarter, reflecting the economic environment and the impact of our spirits initiatives, we’re targeting earnings per share before charges/gains to be down at a low-30s-to-high-40s percentage rate versus $1.39 a year ago. Nearly half of the anticipated fourth-quarter decline is attributable to the Australia RTD tax issue and our spirits route-to-market initiatives. For the full year, we are now targeting 2008 results to be down at a high-teens-to-mid-20s percentage rate compared to $5.06 in 2007.”

Reflecting the benefit of the $142 million after-tax payment from Pernod Ricard, the company also announced that it is now targeting free cash flow for 2008 to be in the range of $475-550 million after dividends and capital expenditures.

“As we look ahead, although near-term challenges will carry into 2009, we feel very good about our ability to manage through this environment and very positive about Fortune Brands’ long-term prospects,” Carbonari continued. “Our long-term confidence is underscored by several important strengths: We have powerful consumer brands, we compete in consumer categories with very attractive long-term fundamentals, we generate strong cash flow, and we’re undertaking important initiatives to outperform our categories and position the company for strong performance over the long haul.”

About Fortune Brands

Fortune Brands, Inc. is a leading consumer brands company with annual sales exceeding $8 billion. Its operating companies have premier brands and leading market positions in distilled spirits, home and hardware, and golf products. Beam Global Spirits & Wine, Inc. is the company’s premium spirits business. Major spirits brands include Jim Beam and Maker’s Mark bourbon, Sauza tequila, Canadian Club whisky, Courvoisier cognac, Cruzan rum, Teacher’s and Laphroaig Scotch, and DeKuyper cordials. Home and hardware brands include Moen faucets, Aristokraft, Omega, Diamond and Kitchen Craft cabinetry, Therma-Tru door systems, Simonton windows, Master Lock padlocks and Waterloo tool storage sold by units of Fortune Brands Home & Hardware LLC. Acushnet Company’s golf brands include Titleist, Cobra and FootJoy. Fortune Brands, headquartered in Deerfield, Illinois, is traded on the New York Stock Exchange under the ticker symbol FO and is included in the S&P 500 Index, the MSCI World Index and the Ocean Tomo 300™ Patent Index.

To receive company news releases by e-mail, please visit www.fortunebrands.com.

Forward-Looking Statements

This press release contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements speak only as of the date hereof, and the company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date of this release. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: competitive market pressures (including pricing pressures); consolidation of trade customers; successful development of new products and processes; ability to secure and maintain rights to intellectual property; risks pertaining to strategic acquisitions and joint ventures, including the potential financial effects and performance of such acquisitions or joint ventures, and integration of acquisitions and the related confirmation or remediation of internal controls over financial reporting; changes related to the U.S. and international distribution structure in the company’s spirits business; ability to attract and retain qualified personnel; general economic conditions, including the U.S. housing market; weather; risks associated with doing business outside the United States, including currency exchange rate risks; interest rate fluctuations; commodity and energy price volatility; costs of certain employee and retiree benefits and returns on pension assets; dependence on performance of distributors and other marketing arrangements; the impact of excise tax increases on distilled spirits; changes in golf equipment regulatory standards and other regulatory developments; potential liabilities, costs and uncertainties of litigation; impairment in the carrying value of goodwill or other acquired intangibles; historical consolidated financial statements that may not be indicative of future conditions and results; volatility of financial and credit markets, which could affect access to capital for the company, its customers and consumers; any possible downgrades of the company’s credit ratings; as well as other risks and uncertainties detailed from time to time in the company’s Securities and Exchange Commission filings.

Use of Non-GAAP Financial Information

This press release includes measures not derived in accordance with generally accepted accounting principles (“GAAP”), such as diluted earnings per share before charges/gains, operating income before charges/gains, return on equity before charges/gains, return on invested capital before charges/gains, comparable net sales, and free cash flow. These measures should not be considered in isolation or as a substitute for any measure derived in accordance with GAAP, and may also be inconsistent with similar measures presented by other companies. Reconciliation of these measures to the most closely comparable GAAP measures, and reasons for the company’s use of these measures, are presented in the attached pages.

FORTUNE BRANDS, INC.
CONSOLIDATED STATEMENT OF INCOME
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2008	2007	% Change	2008	2007	% Change

Net Sales	$ 1,921.8	$ 2,145.3	(10.4)	$ 5,823.3	$ 6,347.7	(8.3)

Cost of goods sold	1,005.4	1,143.3	(12.1)	3,080.2	3,414.5	(9.8)

Excise taxes on spirits	122.5	111.2	10.2	346.3	327.2	5.8

Advertising, selling, general and administrative expenses	488.8	507.5	(3.7)	1,506.8	1,506.8	-

Amortization of intangibles	12.4	11.8	5.1	37.3	35.8	4.3

Intangible asset impairments	-	-	-	324.3	-	-

Restructuring and restructuring-related items	37.9	3.5	982.9	62.4	23.3	167.8

Operating Income	254.8	368.0	(30.8)	466.0	1,040.1	(55.2)

Interest expense	60.4	74.2	(18.6)	179.2	226.1	(20.7)

Other income, net	(285.1)	(12.5)	-	(271.0)	(29.4)	-

Income from Continuing Operations before income taxes and minority interests	479.5	306.3	56.5	557.8	843.4	(33.9)

Income taxes	171.4	92.1	86.1	185.4	266.4	(30.4)

Minority interests	2.4	6.2	(61.3)	(67.5)	18.2	-

Income from Continuing Operations	$ 305.7	$ 208.0	47.0	$ 439.9	$ 558.8	(21.3)

Income from Discontinued Operations	30.2	0.9	-	152.5	2.3	-

Net Income	$ 335.9	$ 208.9	60.8	$ 592.4	$ 561.1	5.6

Earnings Per Common Share, Basic:
Income from continuing operations	$ 2.04	$ 1.36	50.0	$ 2.89	$ 3.65	(20.8)
Income from discontinued operations	0.20	-	-	1.00	0.02	-
Net Income	$ 2.24	$ 1.36	64.7	$ 3.89	$ 3.67	6.0

Earnings Per Common Share, Diluted:
Income from continuing operations	$ 2.01	$ 1.33	51.1	$ 2.85	$ 3.57	(20.2)
Income from discontinued operations	0.20	-	-	0.98	0.02	-
Net Income	$ 2.21	$ 1.33	66.2	$ 3.83	$ 3.59	6.7

Avg. Common Shares Outstanding
Basic	150.0	153.3	(2.2)	152.3	152.8	(0.3)
Diluted	151.9	156.8	(3.1)	154.5	156.4	(1.2)

Actual Common Shares Outstanding
Basic				149.9	153.6	(2.4)
Diluted				151.7	157.0	(3.4)

FORTUNE BRANDS, INC.
(In millions, except per share amounts)
(Unaudited)

NET SALES AND OPERATING INCOME

	Three Months Ended September 30,			Nine Months Ended September 30,
	2008	2007	% Change	2008	2007	% Change
Net Sales
Spirits	$ 636.3	$ 612.0	4.0	$ 1,759.5	$ 1,748.0	0.7
Home and Hardware	977.6	1,214.7	(19.5)	2,907.1	3,439.4	(15.5)
Golf	307.9	318.6	(3.4)	1,156.7	1,160.3	(0.3)
Total Net Sales from Continuing Operations	$ 1,921.8	$ 2,145.3	(10.4)	$ 5,823.3	$ 6,347.7	(8.3)

Operating Income
Spirits	$ 150.4	$ 171.4	(12.3)	$ 417.6	$ 476.6	(12.4)
Home and Hardware	95.9	183.9	(47.9)	(45.9)	440.2	-
Golf	24.0	30.0	(20.0)	143.6	172.2	(16.6)
Corporate expenses	(15.5)	(17.3)	(10.4)	(49.3)	(48.9)	0.8
Total Operating Income from Continuing Operations	$ 254.8	$ 368.0	(30.8)	$ 466.0	$ 1,040.1	(55.2)

Operating Income Before Charges (a)
Spirits	$ 172.4	$ 171.4	0.6	$ 451.6	$ 479.3	(5.8)
Home and Hardware	111.8	187.2	(40.3)	306.8	460.6	(33.4)
Golf	24.0	30.2	(20.5)	143.6	172.4	(16.7)
Less:
Corporate expenses	(15.5)	(17.3)	(10.4)	(49.3)	(48.9)	0.8
Operating Income Before Charges from Continuing Operations	292.7	371.5	(21.2)	852.7	1,063.4	(19.8)
Restructuring and restructuring-related items	(37.9)	(3.5)	-	(62.4)	(23.3)	-
Intangible asset impairments	-	-	-	(324.3)	-	-
Operating Income from Continuing Operations	$ 254.8	$ 368.0	(30.8)	$ 466.0	$ 1,040.1	(55.2)

(a) Operating Income Before Charges is Operating Income derived in accordance with GAAP excluding restructuring and restructuring-related items and intangible asset impairments. Operating Income Before Charges is a measure not derived in accordance with GAAP. Management uses this measure to determine the returns generated by our operating segments and to evaluate and identify cost reduction initiatives. Management believes this measure provides investors with helpful supplemental information regarding the underlying performance of the company from year-to-year. This measure may be inconsistent with similar measures presented by other companies.

FREE CASH FLOW
	Three Months Ended September 30,		Nine Months Ended September 30,		2008 Full Year
	2008	2007	2008	2007	Targeted Range

Free Cash Flow (b)	$ 482.7	$ 307.8	$ 370.5	$ 226.2	$ 475 - 550
Add:
Discontinued Operations - Sale of Wine Business	17.0	-	(31.0)	-	(31)
Net Capital Expenditures	29.8	(1.4)	94.9	92.9	175 - 200
Dividends Paid	66.1	64.6	195.1	183.9	265(c)
Cash Flow From Operations	$ 595.6	$ 371.0	$ 629.5	$ 503.0	$ 884 - 984

(b) Free Cash Flow is Cash Flow from Operations less net capital expenditures and dividends paid to stockholders. It additionally excludes credits and payments of taxes on the discontinued operation sale of the wine business. Free Cash Flow is a measure not derived in accordance with GAAP. Management believes that Free Cash Flow provides investors with helpful supplemental information about the company's ability to fund internal growth, make acquisitions, repay debt and repurchase common stock. This measure may be inconsistent with similar measures presented by other companies.

(c) Assumes current dividend rate and basic shares outstanding on September 30, 2008.

EPS BEFORE CHARGES/GAINS
EPS from Continuing Operations Before Charges/Gains is Net Income from Continuing Operations calculated on a per-share basis excluding restructuring, restructuring-related and one-time items.

For the third quarter of 2008, EPS from Continuing Operations Before Charges/Gains is Net Income from Continuing Operations calculated on a per-share basis excluding $37.9 million ($24.6 million after tax or $0.16 per diluted share) of restructuring and restructuring-related items, a write down of the Maxxium investment of $25.4 million ($0.17 per diluted share), a gain on Future Brands termination of $228.8 million ($142.7 million after tax or $0.94 per diluted share), and an accelerated Future Brands deferred gain of $72.0 million ($44.9 million after tax or $0.29 per diluted share).

For the nine month period ended September 30, 2008, EPS from Continuing Operations Before Charges/Gains is Net Income from Continuing Operations calculated on a per-share basis excluding $62.4 million ($40.8 million after tax or $0.27 per diluted share) of restructuring and restructuring-related items, intangible asset impairments of $324.3 million ($310.7 million after tax or $2.01 per diluted share), tax-related credits of $98.2 million ($0.64 per diluted share), the write down of the Maxxium investment of $50.5 million ($0.33 per diluted share), an after-tax gain resulting from the repurchase of the Beam Global minority interest of $81.5 million ($0.53 per diluted share), a gain on Future Brands termination of $228.8 million ($142.7 million after tax or $0.92 per diluted share), an accelerated Future Brands deferred gain of $72.0 million ($44.9 million after tax or $0.29 per diluted share), and V&S auction process costs of $8.2 million ($5.2 million after tax or $0.03 per diluted share).

For the third quarter of 2007, EPS from Continuing Operations Before Charges/Gains is Net Income calculated on a per-share basis excluding $3.5 million ($2.2 million after tax or $0.01 per diluted share) of restructuring and restructuring-related items. For the nine-month period ended September 30, 2007, EPS from Continuing Operations Before Charges/Gains excludes $23.3 million ($14.5 million after tax or $0.10 per diluted share) of restructuring and restructuring-related items.

EPS from Continuing Operations Before Charges/Gains is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the overall performance of the company and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the company from year to year. This measure may be inconsistent with similar measures presented by other companies.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2008	2007	% Change	2008	2007	% Change
Earnings Per Common Share - Basic
Income from Continuing Operations before Charges/Gains	1.12	1.37	(18.2)	3.15	3.75	(16.0)
V&S auction process costs	-	-	-	(0.03)	-	-
Maxxium investment write-down	(0.17)	-	-	(0.33)	-	-
Gain on Future Brands termination	0.95	-	-	0.94	-	-
Accelerated Future Brands Deferred Gain	0.30	-	-	0.29	-	-
Tax-related credits	-	-	-	0.64	-	-
Intangible asset impairment write-downs	-	-	-	(2.04)	-	-
Beam Global minority interest repurchase	-	-	-	0.54	-	-
Restructuring and restructuring-related items	(0.16)	(0.01)	-	(0.27)	(0.10)	-

Income from Continuing Operations	2.04	1.36	50.0	2.89	3.65	(20.8)

Income from Discontinued Operations	0.20	-	-	1.00	0.02	-

Net Income	2.24	1.36	64.7	3.89	3.67	6.0

Earnings Per Common Share - Diluted
Income from Continuing Operations before Charges/Gains	1.11	1.34	(17.2)	3.11	3.67	(15.3)
V&S auction process costs	-	-	-	(0.03)	-	-
Maxxium investment write-down	(0.17)	-	-	(0.33)	-	-
Gain on Future Brands termination	0.94			0.92
Accelerated Future Brands Deferred Gain	0.29			0.29
Tax-related credits	-	-	-	0.64	-	-
Intangible asset impairment write-downs	-	-	-	(2.01)	-	-
Beam Global minority interest repurchase	-	-	-	0.53	-	-
Restructuring and restructuring-related items	(0.16)	(0.01)	-	(0.27)	(0.10)	-

Income from Continuing Operations	2.01	1.33	51.1	2.85	3.57	(20.2)

Income from Discontinued Operations	0.20	-	-	0.98	0.02	-

Net Income	2.21	1.33	66.2	3.83	3.59	6.7

RESTRUCTURING AND RESTRUCTURING-RELATED ITEMS
The company recorded pre-tax restructuring and restructuring-related items of $37.9 million ($24.6 million after tax or $0.16 per diluted share) in the three-month period ended September 30, 2008. For Spirits, these charges are for organizational repositioning, supply chain activities, and route-to-market initiatives. For Home & Hardware, the charges relate to supply chain realignment and capacity and cost reduction initiatives.

The company recorded pre-tax restructuring and restructuring-related items of $62.4 million ($40.8 million after tax or $0.27 per diluted share) in the nine-month period ended September 30, 2008. For Spirits, these charges are for organizational repositioning, supply chain activities, and route-to-market initiatives. For Home & Hardware, the charges relate to supply chain realignment and capacity and cost reduction initiatives.

	Three Months Ended September 30, 2008
	(In millions, except per share amounts)
		Restructuring-Related Items
	Restructuring	Cost of Sales Charges	SG & A Charges	Total
Spirits	$ 18.2	$ -	$ 3.8	$ 22.0
Home and Hardware	12.8	1.1	2.0	15.9
Total	$ 31.0	$ 1.1	$ 5.8	$ 37.9

Income tax benefit				13.3
Net charge				$ 24.6
Charge per common share
Basic				$ 0.16
Diluted				$ 0.16

	Nine Months Ended September 30, 2008
	(In millions, except per share amounts)
		Restructuring-Related Items
	Restructuring	Cost of Sales Charges	SG & A Charges	Total
Spirits	$ 22.1	$ -	$ 11.9	$ 34.0
Home and Hardware	19.0	3.7	5.7	28.4
Total	$ 41.1	$ 3.7	$ 17.6	$ 62.4

Income tax benefit				21.6
Net charge				$ 40.8
Charge per common share
Basic				$ 0.27
Diluted				$ 0.27

RECONCILIATION OF 2008 COMPARABLE NET SALES TO GAAP NET SALES
			Three Months Ended September 30, 2008	Nine Months Ended September 30, 2008

Comparable Net Sales			(11.7%)	(9.8%)
Foreign currency exchange rates			0.9%	1.7%
Spirits excise taxes			1.1%	0.8%
Divested entities and product lines			(0.7%)	(0.7%)
Third-party bottling contracts			-	(0.3%)
Net Sales, GAAP basis			(10.4%)	(8.3%)

Comparable Net Sales is Net Sales derived in accordance with GAAP excluding changes in foreign currency exchange rates, spirits excise taxes, the net sales from divested entities and product lines, and the impact of third-party bottling contracts. Comparable Net Sales is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the overall performance of the company, and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the company from year-to-year. This measure may be inconsistent with similar measures presented by other companies.

RECONCILIATION OF 2008 EARNINGS GUIDANCE TO GAAP
For the fourth quarter, the company is targeting diluted EPS before charges/gains from continuing operations to be down at a low 30s-to-high-40s percentage rate. On a GAAP basis, the company is targeting diluted EPS from continuing operations to be down in the range of mid-30s-to-low-50s percentage rate.

For the full year, the company is targeting diluted EPS before charges/gains from continuing operations to be down at a high-teens-to-mid-20s percentage rate. On a GAAP basis, the company is targeting diluted EPS from continuing operations to be down in the range of high-teens-to-high-20s percentage rate.

EPS Before Charges/Gains from continuing operations is Net Income calculated on a per-share basis excluding restructuring, restructuring-related and one-time items.

EPS Before Charges/Gains from continuing operations is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the overall performance of the company and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the company from year to year. This measure may be inconsistent with similar measures presented by other companies.

FORTUNE BRANDS, INC.
CONDENSED CONSOLIDATED BALANCE SHEET
(In millions)
(Unaudited)

	September 30,	September 30,
	2008	2007
Assets
Current assets
Cash and cash equivalents	$ 175.5	$ 285.3
Accounts receivable, net	1,060.8	1,171.4
Inventories	2,091.0	2,038.8
Other current assets	426.1	449.3
Current assets of discontinued operations	-	275.1
Total current assets	3,753.4	4,219.9

Property, plant and equipment, net	1,613.5	1,725.6
Intangibles resulting from business acquisitions, net	7,656.1	8,034.4
Other assets	316.9	465.8
Noncurrent assets of discontinued operations	-	608.9
Total assets	$ 13,339.9	$ 15,054.6

Liabilities and Stockholders' Equity
Current liabilities
Short-term debt	$ 889.1	$ 719.6
Current portion of long-term debt	425.9	200.1
Other current liabilities	1,259.0	1,673.0
Current liabilities of discontinued operations	-	101.1
Total current liabilities	2,574.0	2,693.8

Long-term debt	3,484.6	4,659.9
Other long-term liabilities	1,612.3	1,756.2
Noncurrent liabilities of discontinued operations	-	72.3
Total liabilities	7,670.9	9,182.2

Minority interests	14.9	559.3

Stockholders' equity	5,654.1	5,313.1

Total liabilities and stockholders' equity	$ 13,339.9	$ 15,054.6

FORTUNE BRANDS, INC.
Reconciliation of Income Statement - GAAP to Before Charges/Gains
September 2008 - Third Quarter
$ - millions

		Restructuring	Tax credit/		Gain on	Accelerated	Before
		and related	Discontinued	Maxxium	Future Brands	Future Brands	charges/
	GAAP	expenses	operations	write-down	termination	deferred gain	gains

	THIRD QUARTER
2008

Net Sales	1,921.8						1,921.8

Cost of goods sold	1,006.5	(1.1)					1,005.4
Excise taxes	122.5						122.5
Advertising and SG&A	494.6	(5.8)					488.8
Amortization of intangibles	12.4						12.4
Write-down of intangibles	-						-
Restructuring expenses	31.0	(31.0)					-

Operating Income	254.8	37.9	-	-	-	-	292.7

Interest expense	60.4						60.4
Other (income)/expense	(285.1)			(25.4)	228.8	72.0	(9.7)

Income before taxes	479.5	37.9	-	25.4	(228.8)	(72.0)	242.0

Income taxes	171.4	13.3			(86.1)	(27.1)	71.5
Minority interests	2.4						2.4

Income from Continuing Operations	305.7	24.6	-	25.4	(142.7)	(44.9)	168.1

Income from Discontinued Operations	30.2		(30.2)				-

Net Income	335.9	24.6	(30.2)	25.4	(142.7)	(44.9)	168.1
Diluted EPS	2.21	0.16	(0.20)	0.17	(0.94)	(0.29)	1.11

Diluted Shares Outstanding	151.9						151.9

Diluted EPS Continuing Operations	2.01						1.11

Diluted EPS	2.21						n/a

		Restructuring	Tax credit/		Gain on	Accelerated	Before
		and related	Discontinued	Maxxium	Future Brands	Future Brands	charges/
	GAAP	expenses	operations	write-down	termination	deferred gain	gains

	THIRD QUARTER
2007

Net Sales	2,145.3						2,145.3

Cost of goods sold	1,143.8	(0.5)					1,143.3
Excise taxes	111.2						111.2
Advertising and SG&A	507.5						507.5
Amortization of intangibles	11.8						11.8
Write-down of intangibles	-						-
Restructuring expenses	3.0	(3.0)					-

Operating Income	368.0	3.5	-	-	-	-	371.5

Interest expense	74.2						74.2
Other (income)/expense	(12.5)						(12.5)

Income before taxes	306.3	3.5	-	-	-	-	309.8

Income taxes	92.1	1.3					93.4
Minority interests	6.2						6.2

Income from Continuing Operations	208.0	2.2	-	-	-	-	210.2

Income from Discontinued Operations	0.9		(0.9)				-

Net Income	208.9	2.2	(0.9)	-	-	-	210.2
Diluted EPS	1.33	0.01					1.34

Diluted Shares Outstanding	156.8						156.8

Diluted EPS Continuing Operations	1.33						1.34

Diluted EPS	1.33						n/a

FORTUNE BRANDS, INC.
Reconciliation of Income Statement - GAAP to Before Charges/Gains
September 2008 - Year to Date

								Accelerated
		Restructuring	Intangible	Tax credit/	Maxxium	10% BGSW minority	Gain on Future	Future Brands	V&S	Before
		and related	write-	Discontinued	write-	interest	Brands	deferred	acquisition	charges/
	GAAP	expenses	downs	operations	down	buy-back	termination	gain	costs	gains

	YEAR TO DATE
2008

Net Sales	5,823.3									5,823.3

Cost of goods sold	3,083.9	(3.7)								3,080.2
Excise taxes	346.3									346.3
Advertising and SG&A	1,524.4	(17.6)								1,506.8
Amortization of intangibles	37.3									37.3
Write-down of intangibles	324.3		(324.3)							-
Restructuring expenses	41.1	(41.1)								-

Operating Income	466.0	62.4	324.3	-	-				-	852.7

Interest expense	179.2									179.2
Other (income)/ expense	(271.0)				(50.5)		228.8	72.0	(8.2)	(28.9)

Income before taxes	557.8	62.4	324.3	-	50.5	-	(228.8)	(72.0)	8.2	702.4

Income taxes	185.4	21.6	13.6	98.2	-		(86.1)	(27.1)	3.0	208.6
Minority interests	(67.5)					81.5				14.0

Income from Continuing Operations	439.9	40.8	310.7	(98.2)	50.5	(81.5)	(142.7)	(44.9)	5.2	479.8

Income from Discontinued Operations	152.5			(152.5)						-

Net Income	592.4	40.8	310.7	(250.7)	50.5	(81.5)	(142.7)	(44.9)	5.2	479.8
Diluted EPS	3.83	0.27	2.01	(1.62)	0.33	(0.53)	(0.92)	(0.29)	0.03	3.11

Diluted Shares Outstanding	154.5									154.5

Diluted EPS Continuing Operations	2.85									3.11

Diluted EPS	3.83									n/a

								Accelerated
		Restructuring	Intangible	Tax credit/	Maxxium	10% BGSW minority	Gain on Future	Future Brands	V&S	Before
		and related	write-	Discontinued	write-	interest	Brands	deferred	acquisition	charges/
	GAAP	expenses	downs	operations	down	buy-back	termination	gain	costs	gains

	YEAR TO DATE
2007

Net Sales	6,347.7									6,347.7

Cost of goods sold	3,421.3	(6.8)								3,414.5
Excise taxes	327.2									327.2
Advertising and SG&A	1,507.2	(0.4)								1,506.8
Amortization of intangibles	35.8									35.8
Write-down of intangibles	-									-
Restructuring expenses	16.1	(16.1)								-

Operating Income	1,040.1	23.3	-	-	-	-	-	-	-	1,063.4

Interest expense	226.1									226.1
Other (income)/ expense	(29.4)									(29.4)

Income before taxes	843.4	23.3	-	-	-	-	-	-	-	866.7

Income taxes	266.4	8.7								275.1
Minority interests	18.2									18.2

Income from Continuing Operations	558.8	14.6	-	-	-	-	-	-	-	573.4

Income from Discontinued Operations	2.3	-	-	(2.3)	-				-	-

Net Income	561.1	14.6	-	(2.3)	-	-	-	-	-	573.4
Diluted EPS	3.59	0.10		(0.02)						3.67

Diluted Shares Outstanding	156.4									156.4

Diluted EPS Continuing Operations	3.57									3.67

Diluted EPS	3.59									n/a

FORTUNE BRANDS, INC.
Reconciliation of ROE based on Net Income from Continuing Operations Before Charges/Gains to
ROE based on GAAP Net Income from Continuing Operations
September 30, 2008
Amounts in millions
(Unaudited)

	Rolling twelve months Net Income from Continuing Operations Before Charges/Gains less Preferred Dividends		Equity		ROE based on Net Income from Continuing Operations Before Charges/Gains

Fortune Brands	$ 698.0	/	$5,811.8	=	12.0%

	Rolling twelve months GAAP Net Income from Continuing Operations less Preferred Dividends		Equity		ROE based on GAAP Net Income from Continuing Operations

Fortune Brands	$ 782.7	/	$5,677.0	=	13.8%

Return on Equity - or ROE - Before Charges/Gains is net income from continuing operations less preferred dividends derived in accordance with GAAP excluding any restructuring and non-recurring items divided by the twelve month average of GAAP common equity (total equity less preferred equity) excluding any restructuring and non-recurring items.

FORTUNE BRANDS, INC.
Reconciliation of ROIC based on Net Income from Continuing Operations Before Charges/Gains to
ROIC based on GAAP Net Income from Continuing Operations
September 30, 2008
Amounts in millions
(Unaudited)

	Rolling twelve months Net Income from Continuing Operations Before Charges/Gains plus Interest Expense		Invested Capital		ROIC based on Net Income from Continuing Operations Before Charges/Gains

Fortune Brands	$ 856.4	/	$10,695.7	=	8.0%

	Rolling twelve months GAAP Net Income from Continuing Operations plus Interest Expense		Invested Capital		ROIC based on GAAP Net Income from Continuing Operations

Fortune Brands	$ 941.0	/	$10,556.9	=	8.9%

Return on Invested Capital - or ROIC - Before Charges/Gains is net income from continuing operations plus interest expense derived in accordance with GAAP excluding any restructuring and non-recurring items divided by the twelve month average of GAAP Invested Capital (net debt plus equity) excluding any restructuring and non-recurring items.

ROE From Continuing Operations Before Charges/Gains and ROIC From Continuing Operations Before Charges/Gains are measures not derived in accordance with GAAP. Management uses these measures to determine the returns generated by the company and to evaluate and identify cost-reduction initiatives. Management believes these measures provide investors with helpful supplemental information regarding the underlying performance of the company from year-to-year. These measures may be inconsistent with similar measures presented by other companies.

CONTACT:
Fortune Brands, Inc.
Media Relations:
Clarkson Hine
(847) 484-4415
or
Investor Relations:
Tony Diaz
(847) 484-4410